SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                                      CWA

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securities, Series 2004-AB1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securities
                                Series 2004-AB1

On October 25, 2004, The Bank of New York, as Trustee for CWA, Asset-Backed Securities Series 2004-AB1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2004, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securities Series 2004-AB1 relating to the distribution date of October 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2004


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2004


                             Payment Date: 10/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        623,560,000.00    2.150000%     3,967,673.87    968,250.11    4,935,923.98       0.00       0.00
                        2A1       184,903,000.00    2.020000%     6,753,984.20    269,752.93    7,023,737.14       0.00       0.00
                        2A2       330,512,000.00    2.200000%             0.00    525,146.84      525,146.84       0.00       0.00
                        2A3        89,805,000.00    2.360000%             0.00    153,067.63      153,067.63       0.00       0.00
                        C         1,340,000,000.00    0.000000%             0.00  4,364,635.44    4,364,635.44       0.00       0.00
                        P                 100.00    0.000000%             0.00     68,816.40       68,816.40       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         48,240,000.00    2.490000%             0.00     86,751.60       86,751.60       0.00       0.00
                        M2         22,780,000.00    2.890000%             0.00     47,546.92       47,546.92       0.00       0.00
                        M3         13,400,000.00    2.990000%             0.00     28,936.56       28,936.56       0.00       0.00
                        M4         13,400,000.00    3.190000%             0.00     30,872.11       30,872.11       0.00       0.00
                        B          13,400,000.00    3.740000%             0.00     36,194.89       36,194.89       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,524,903,200.00     -           10,721,758.07  6,579,971.44   17,301,729.51     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        619,592,326.13              0.00
                                2A1       178,149,015.80              0.00
                                2A2       330,512,000.00              0.00
                                2A3        89,805,000.00              0.00
                                C         1,329,278,341.93            0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         48,240,000.00              0.00
                                M2         22,780,000.00              0.00
                                M3         13,400,000.00              0.00
                                M4         13,400,000.00              0.00
                                B          13,400,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,514,181,441.93   -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    623,560,000.00     2.150000% 126673HD7     6.362938      1.552778    993.637062
                           2A1   184,903,000.00     2.020000% 126673HE5    36.527175      1.458889    963.472825
                           2A2   330,512,000.00     2.200000% 126673HF2     0.000000      1.588889  1,000.000000
                           2A3    89,805,000.00     2.360000% 126673HG0     0.000000      1.704444  1,000.000000
                           C     1,340,000,000.00     0.000000% 126673HN5     0.000000      3.257191    991.998763
                           P             100.00     0.000000% 126673HP0     0.000000    688,164.000000  1,000.000000
Residual                   AR            100.00     0.000000% 126673HQ8   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     48,240,000.00     2.490000% 126673HH8     0.000000      1.798333  1,000.000000
                           M2     22,780,000.00     2.890000% 126673HJ4     0.000000      2.087222  1,000.000000
                           M3     13,400,000.00     2.990000% 126673HK1     0.000000      2.159444  1,000.000000
                           M4     13,400,000.00     3.190000% 126673HL9     0.000000      2.303889  1,000.000000
                           B      13,400,000.00     3.740000% 126673HM7     0.000000      2.701111  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,524,903,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2004-AB1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       676,032,202.31   653,246,139.62 1,329,278,341.93
Loan count                   3442             2412             5854
Avg loan rate           6.644634%        6.634342%             6.64
Prepay amount        3,498,552.01     6,240,417.61     9,738,969.62

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       281,251.74       271,646.90       552,898.64
Sub servicer fees      146,540.34       156,384.32       302,924.66
Trustee fees             5,100.00         4,950.00        10,050.00


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               13,599,997.52    13,200,002.48    26,800,000.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.706422%           100.000000%          1,413,683,200.00
   -----------------------------------------------------------------------------
   Junior            7.293578%             0.000000%            111,220,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,301,729.51         17,301,729.51
Principal remittance amount           10,721,758.07         10,721,758.07
Interest remittance amount             6,579,971.44          6,579,971.44